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                            SCHEDULE 14A INFORMATION


Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [ ]
Filed by a Party other than the Registrant [X]
Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by)
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[X] Soliciting Material under Rule 14a-12

                                 Criimi Mae Inc.

               Name of the Registrant as Specified In Its Charter
                          Orix Capital Markets, L.L.C.

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules
         1. Title of each class of securities to which transaction applies:

         .......................................................................
         2. Aggregate number of securities to which transaction applies:

         .......................................................................
         3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         .......................................................................
         4. Proposed maximum aggregate value of transaction:

         .......................................................................
         5. Total fee paid:

         .......................................................................

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1. Amount Previously Paid:

         .......................................................................
         2. Form, Schedule or Registration Statement No.:

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         3. Filing Party:

         .......................................................................
         4. Date Filed:

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The following press release was issued by Orix Capital Markets, L.L.C. on
January 2, 2003:

ORIX Proposes to Acquire Criimi Mae, Inc For $11.50 per Common Share
ORIX Proposes to Acquire or Redeem Criimi Mae, Inc. Series B Preferred Shares for $25 per Share



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ORIX Proposes to Acquire or Redeem Criimi Mae, Inc. Series F Preferred Shares
for $10 per Share
ORIX Proposes to Acquire or Redeem Criimi Mae, Inc. Series G Preferred Shares for $10 per Share

On January 2, 2003, ORIX Capital Markets, L.L.C. ("ORIX"), a subsidiary of ORIX Corporation (NYSE:IX) submitted a proposal (the "January 2 Proposal") to the Board of Directors of Criimi Mae Inc. (NYSE:CMM) ("Criimi") to acquire 100% of the issued and outstanding common stock (based on the number of shares of common stock issued and outstanding as of September 30, 2002) of Criimi for $11.50 per share in cash in a merger transaction. The foregoing amounts are proposed after factoring in the Company's liability for (a) an amount not to exceed $1.14 per Common Share in expenses relating to the transaction (inclusive of the $4.8 million in change-incontrol payments to the Company's senior management, as much as $8 million in termination fees and expenses payable to Brascan, and other fees and expenses payable to the Company's counsel and advisors). A copy of the January 2 Proposal is attached hereto.

The January 2 Proposal also proposes to purchase or effect the redemption of all outstanding preferred shares of Criimi for cash as follows: (i) Series B Preferred, $25 per share, plus accrued and unpaid dividends as of closing; (ii) Series F Preferred, $10 per share, plus accrued and unpaid dividends as of closing; (iii) Series G Preferred, $10 per share, plus accrued and unpaid dividends as of closing, which represents the full liquidation preference amount for each series of Preferred Stock.

Based upon the time expected to be required for Criimi to comply with various regulatory requirements attendant to the January 2 Proposal, ORIX is prepared to close this transaction on or before March 14, 2003, based on full adherence by the Company to a timetable to be proposed by ORIX and assuming timely review and approval by regulatory authorities.

The January 2 Proposal will expire if the transactions described in Criimi's press release of December 12, 2002 (collectively, the "Brascan Transaction") are closed, upon the occurrence of such closing. The January 2 Proposal is subject to acceptance by the Board of Directors of Criimi by no later than 5:00 PM ET on January 9, 2003, and to the following conditions: (i) execution of mutually acceptable documentation; (ii) satisfaction by Criimi of all of its obligations and conditions precedent under Criimi's organization documents, material contracts, and applicable regulatory requirements (including applicable provisions of Maryland law); (iii) completion of legal due diligence, and (vi) verification of certain representations by Criimi. On December 24, 2002, ORIX executed a form of Confidentiality Agreement represented by Friedman Billings Ramsey ("FBR") (Criimi's advisors) to be acceptable, and delivered such Confidentiality Agreement to FBR as instructed. Although as of January 2, 2003 ORIX has not received a countersigned copy of this Confidentiality Agreement, Criimi began providing certain due diligence information to ORIX on December 26, 2002. ORIX is prepared to complete the legal due diligence by January 8, 2003, subject to cooperation by Criimi.

ORIX's January 2 Proposal was made following the rejection by Criimi of the December 27, 2002 proposal by ORIX to purchase 100% of the issued and outstanding shares of CBO REIT, Inc., a wholly-owned subsidiary of Criimi.

For inquiries please contact James R. Thompson, ORIX's Chairman and Chief Executive Officer, at 214-237-2000.

THIS ANNOUNCEMENT IS NEITHER AN OFFER TO PURCHASE NOR A SOLICITATION OF AN OFFER TO PURCHASE NOR A SOLICITATION TO SELL SECURITIES NOR A SOLICITATION OF ANY PROXY. THE TRANSACTIONS DESCRIBED IN THIS ANNOUNCEMENT AND IN THE ANNOUNCEMENTS DATED DECEMBER 19, 2002 AND DECEMBER 27, 2002 DO NOT CONSTITUTE A TENDER OFFER OR A PROXY SOLICITATION; NO TENDER OFFER OR PROXY SOLICITATION BY ORIX FOR SHARES OF STOCK IN CRIIMI HAS BEEN COMMENCED AND NO ASSURANCE CAN BE OR IS HEREBY GIVEN THAT IT WILL BE COMMENCED. IF AN OFFER OR PROXY SOLICITATION IS COMMENCED, ORIX WILL FILE A TENDER OFFER STATEMENT OR A PROXY STATEMENT, AS APPROPRIATE, WITH THE SECURITIES AND EXCHANGE COMMISSION. CRIIMI'S STOCKHOLDERS ARE URGED TO READ ANY TENDER OFFER STATEMENT OR ANY PROXY STATEMENT REFERENCED IN THIS ANNOUNCEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION. CRIIMI'S STOCKHOLDERS MAY OBTAIN A FREE COPY OF THE TENDER OFFER STATEMENT OR THE PROXY STATEMENT WHEN IT IS AVAILABLE, ALONG WITH OTHER DOCUMENTS FILED BY ORIX WITH THE SECURITIES AND EXCHANGE COMMISSION, AT THE SECURITIES AND EXCHANGE



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COMMISSION'S WEB SITE AT www.sec.gov. IF AN OFFER OR PROXY SOLICITATION IS
COMMENCED BY ORIX, THE TENDER OFFER STATEMENT OR THE PROXY STATEMENT, AS APPROPRIATE, AND OTHER RELATED DOCUMENTS MAY ALSO BE OBTAINED FREE OF CHARGE FROM ORIX.

IF A PROXY SOLICITATION IS COMMENCED, INFORMATION REGARDING THE IDENTITY OF THE PERSONS WHO MAY, UNDER THE RULES OF THE SECURITIES AND EXCHANGE COMMISSION, BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF CRIIMI'S SHAREHOLDERS, AND THEIR INTERESTS IN THE SOLICITATION, WILL BE SET FORTH IN A PROXY STATEMENT THAT WILL BE FILED BY ORIX AND/OR CRIIMI WITH THE SECURITIES AND EXCHANGE COMMISSION.

FORWARD LOOKING STATEMENTS

Except for historical information contained herein, statements contained in this release may constitute "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are neither promises nor guarantees, but involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those set forth in the forward-looking statements, including, without limitation, the risk that the merger may not be consummated in a timely manner, if at all, and other risks concerning Criimi and its respective operations that are detailed in the periodic filings with the SEC of Criimi, including its most recent filing on Form 10-K.